VESSELS	12 Months Ended
Dec. 31, 2015
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels, net consist of the carrying value of the Company's vessels, including drydocking and engine overhaul costs.

All Figures in USD '000	2015	2014
Vessels	334,978	263,705
Drydocking	1,736	1,200
Engine Overhaul	2,962	1,793
Total	339,676	266,698
Less Accumulated Depreciation	26,034	11,655
Vessels, net	313,642	255,043

In addition to vessels delivered in 2015 and 2014 the Company has paid $1.7 million and $6.3 million for the years ended December 31, 2015 and 2014, respectively, in deposits on two vessels scheduled to be delivered in April and June, 2016. The expected average acquisition price for the two vessels is approximately $33.5 million per vessel based on the exchange rate at December 31, 2015.

Impairment of vessels
For the year ended December 31, 2015 and 2014 the Company performed impairment tests of the vessels. Impairment tests performed did not result in the carrying value for any of the Company's vessels exceeding future undiscounted cash flows. No impairment indicators were identified in 2013.